Posting Supplement No. 275 dated July 14, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 375285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375285	$3,275	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375285. Member loan 375285 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,497 / month
Current employer:	Robert W. Woodruff Arts Center	Debt-to-income ratio:	16.27%
Length of employment:	2 years 3 months	Location:	Atlanta, GA

Home town:
Current & past employers:	Robert W. Woodruff Arts Center
Education:

This borrower member posted the following loan description, which has not been verified:

I signed up for a promotional rate balance transfer and accidentally charged on the card I transferred to not realizing it would change the interest rate terms. My rate went from 3.99% to 19% on the entire balance after making the new charge. I would like to payoff this card with a lower interest rate. I have a perfect credit history and will make payments via automatic transfer each month from my checking account. I have never had a check returned for insufficient funds.

A credit bureau reported the following information about this borrower member on January 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,423.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394773	$16,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394773. Member loan 394773 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,404 / month
Current employer:	State of Georgia	Debt-to-income ratio:	15.78%
Length of employment:	20 years	Location:	stone mountain, GA

Home town:
Current & past employers:	State of Georgia
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debt into one payment and reduce utilization on CC as all banks are increasing rates.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$46,689.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398643	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398643. Member loan 398643 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	11.72%
Length of employment:	n/a	Location:	Houston, TX

Home town:	San Francisco
Current & past employers:	UC Discovery Grant, Pension Dynamics Co.
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Will be expanding my family's business into another state. Essentially creating a new corporate entity with a resident of the new state (me) that allows small business advantages and using the same sales and backroom team in the office at California, expanding our business through increased territory that has similar advantages as our business in California, but without substantially increasing overhead.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,208.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407125	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407125. Member loan 407125 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of Clyde Ohio	Debt-to-income ratio:	24.21%
Length of employment:	6 months	Location:	Clyde, OH

Home town:	OAKLAWN
Current & past employers:	City of Clyde Ohio, First Energy Corporation, United States Navy
Education:	Terra Community College

This borrower member posted the following loan description, which has not been verified:

Although my wife and I seem to have a lot of debt we have had some medical issues over the past few years that contributed a major portion of the debt. We have paid medical providers with either credit cards or loans over the years to avoid damaging our credit. We share an amount of student loans right now but we are working towards bettering ourselves with education. We both have municipal jobs and are constantly on the lookout for better and stronger forms of income. Our payment history is beyond reproach and our commitment to being debt free in 4 years or less is our first priority.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,212.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407439	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407439. Member loan 407439 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	MHW	Debt-to-income ratio:	21.88%
Length of employment:	2 years 2 months	Location:	MORRISTOWN, NJ

Home town:	Melbourne
Current & past employers:	MHW, Wine
Education:	Melbourne University

This borrower member posted the following loan description, which has not been verified:

I have recently became engaged and would like to ask for a loan to pay for the wedding. Rather than using a series of credit cards I would much rather roll it all in to one easy payment. And usind the power of cash is always a help when negotiating. I am currently working as self employed as a wine salesrep. And can afford the payments. I have a very good credit score.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,848.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409708	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409708. Member loan 409708 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	NAVY GATEWAY INNS	Debt-to-income ratio:	12.96%
Length of employment:	16 years 4 months	Location:	MONTROSS, VA

Home town:	Montross
Current & past employers:	NAVY GATEWAY INNS
Education:	not applicable

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate most of my debts so that I can start saving money each month towards a down payment on a house. I have an excellent credit history and am a reliable and responsible candidate for this loan.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,482.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411199	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411199. Member loan 411199 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Abbott Bioresearch Center	Debt-to-income ratio:	18.35%
Length of employment:	2 years	Location:	WEST BOYLSTON, MA

Home town:	Southbridge
Current & past employers:	Abbott Bioresearch Center, Dexter Russell
Education:	College of Our Lady of the Elms

This borrower member posted the following loan description, which has not been verified:

The perpose of this loan is to consolidate my credit card debt inorder to pay them off more quickly at a lower intrest rate.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,389.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413365	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413365. Member loan 413365 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,183 / month
Current employer:	Brown and Associates	Debt-to-income ratio:	22.50%
Length of employment:	5 years 6 months	Location:	LAUREL, MD

Home town:	Ft. Lauderdale
Current & past employers:	Brown and Associates
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt and cut up my credit cards for good. I am a reliable candidate that hit a rough patch with credit cards. I need to clear this debt for a clean slate.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,106.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415296	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415296. Member loan 415296 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	12.19%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:	Travis Afb
Current & past employers:	Kaplan, Inc, Internal Revenue Service (IRS)
Education:	Morehouse School of Medicine, Georgia State University, Florida State University

This borrower member posted the following loan description, which has not been verified:

I have just finished my 1st year of medical school and would like a plan to be debt free when I start residency in 2012. I have worked extremely hard to get into medical school - through undergraduate and graduate school - and would like to be debt free when I graduate. Of course, that is outside the $150, 000+ I will owe upon graduation, but who's counting :) This loan will save me from the ridiculous interest rates, most of which are a result of being extremely busy with school and paying a few days late. I would much rather pay interest to a real person. Everything will be direct debit, and without 5 websites to pay, payments will always be on time. And, I have already cut up all of the cards except one. Any amount is appreciated, if I can even pay off 1 or 2 cards I will be forever grateful. Thank you and I will definitely remember to pay the generosity forward.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,402.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415345	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415345. Member loan 415345 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,875 / month
Current employer:	Kindred Healthcare	Debt-to-income ratio:	8.19%
Length of employment:	1 year 10 months	Location:	Louisville, KY

Home town:	Louisville
Current & past employers:	Kindred Healthcare, Hillerich & Bradsby
Education:	University of Louisville, University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

I had a couple of surgeries in May and a car accident that resulted in medical bills that have put me under temporarily. I am seeking a way to get back into the positives so that I do not drown in overdraft fees.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,352.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415767	$9,150	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415767. Member loan 415767 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Acushnet Golf	Debt-to-income ratio:	21.66%
Length of employment:	1 year 6 months	Location:	CARLSBAD, CA

Home town:	Truckee
Current & past employers:	Acushnet Golf, TS Restaurants, TaylorMade-adidas
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

My thanks for your consideration, I'm looking to lower the total interest that will be paid on a college consolidated loan, taken out at a high interest rate. Now a little about me, I'm engaged and working full time in a stable position... in fact we're even hiring in my group. I haven't got the most extensive credit history, but it's all solid as I make payments on time and at least at the minimum. Again, thanks for your consideration.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,299.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416238	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416238. Member loan 416238 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	SELF EMPLOYED	Debt-to-income ratio:	11.75%
Length of employment:	13 years	Location:	ROWLAND HEIGHTS, CA

Home town:
Current & past employers:	SELF EMPLOYED
Education:

This borrower member posted the following loan description, which has not been verified:

Hello everyone, I'm seeking a loan in the amount of $25k for a kitchen remodel. I would like to replace the counter-top w/marble, the cabinets, re-tiled the floors, and the addition of stainless steel appliances. I've been self employed since 1997 as a medical billing specialist. I have no debt except for the following: a) I have less than 12K remaining on my mortgage b) 2 credit cards with a balance of $2K each that I have used to purchased some of the materials needed for the remodel. c) less than $5k left on my payment for my car The term for loan would be 2 years from the date of acceptance. Thank you for reading through my proposal.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,287.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416767	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416767. Member loan 416767 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	SS and C Technologies Inc.	Debt-to-income ratio:	4.16%
Length of employment:	3 years	Location:	NEW BRITAIN, CT

Home town:
Current & past employers:	SS and C Technologies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit card debt at a better rate. Would like to fix the term rather than dealing with a revolving account with unreasonable fees.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,573.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416914	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416914. Member loan 416914 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	22.85%
Length of employment:	1 year 5 months	Location:	LANCASTER, NY

Home town:	Lancaster
Current & past employers:	US Department of Homeland Security, M&T Bank Corp., Tops Friendly Markets
Education:	Canisius College

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a personal loan to consolidate my credit card debt I acquired when I was attending college. When I was going to school, I did not have the resources to pay for books and the tuition that was not covered by my student loans. So I had the brilliant idea to use my credit cards to pay for the books and I put my tuition bills on the cards as well. It was not the smartest thing to do, but at the time I just wanted to graduate from school. I have since graduated from Canisius College in Buffalo, NY with a Bachelors degree in Finance and Accounting Information Systems. I worked all through college and before I graduated, I accepted a job with a local bank and started that job during my final exams. I stayed with that job for over a year until I accepted a job with the Department of Homeland Security. I have been working for the U.S. Customs and Border Protection for over a year. I have job security and a steady income working for the government and consider myself a safe investment. Not including the credit card bills, my only other bills are my student loans and my auto loan. I have good credit, have not delinquent bills and pay all bills on time. If you need any other information from me, I would be more than happy to provide it for you.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,385.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417084	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417084. Member loan 417084 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Higgins Development Patners	Debt-to-income ratio:	19.51%
Length of employment:	1 year 7 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Higgins Development Patners, Cobalt Finance
Education:	Northeastern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am a hardworking parent and because of the current market I cannot get any equity out of my home to consolidate my debt. I charged debt while attending college and have know been working in the accounting field for three years. I am looking to be debt free in three years and I need to aquire a better interest rate on my current loans. I pay my bills on time and consistently.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$19,028.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419932	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419932. Member loan 419932 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	n/a	Debt-to-income ratio:	0.94%
Length of employment:	n/a	Location:	Spokane, WA

Home town:	Spokane
Current & past employers:	Kmart
Education:	Spokane Community College

This borrower member posted the following loan description, which has not been verified:

I am a responsible young adult in need of a loan for a major purchase. I will most likely pay my loan off early. This is the last shot I have left. I am also applying for this loan to boost my credit. I will not let any lender down.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,503.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 421740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421740	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421740. Member loan 421740 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,919 / month
Current employer:	SHHC	Debt-to-income ratio:	24.94%
Length of employment:	3 years	Location:	PITTSBURGH, PA

Home town:	Pittsburgh
Current & past employers:	SHHC, Pride Billing Services, Vista Behavioral Health Associates
Education:	Saint Vincent College

This borrower member posted the following loan description, which has not been verified:

I am trying to simplify my finances and lower my interest rates. With this loan, I plan on fully paying off my high interest cards and then dispersing the remainder across any remaining balances. Within three years, I will pay off my Lending Club loan and only carry a student loan debt. Recent changes in the economy have shown me that carrying credit card debt is just a pointless thing to do. I want to be rid of it once and for all. I'd rather pay interest to a person or entity who can benefit from my payments over a huge corporation that may fold or need a bail-out tomorrow. About myself: I am a single girl working in public healthcare. Economic changes have definitely cemented my job security, but have not been so great for the patients we serve. Each week, more and more people come through the door after losing their insurance coverage. It is rewarding to know that we offer a place that they can come to receive quality, low-cost healthcare and be treated with dignity and respect. I rent, so a home equity loan is out for me. However, I am very responsible with my bills and rent. I have been in this neighborhood for 7 years and I work here as well. Serving my own community is very fulfilling and I hope to do so for years to come.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,147.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421818	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421818. Member loan 421818 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	East Central ISD	Debt-to-income ratio:	24.07%
Length of employment:	16 years	Location:	SAN ANTONIO, TX

Home town:	Paris
Current & past employers:	East Central ISD, Ganado ISD
Education:	Texas A & M University at Commerce

This borrower member posted the following loan description, which has not been verified:

Thank you for helping me to consolidate my loans. I hope to one day be debt free, and I believe this will be a great start.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,202.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421933	$5,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421933. Member loan 421933 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,227 / month
Current employer:	ALSTOM	Debt-to-income ratio:	5.49%
Length of employment:	1 year 10 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	ALSTOM
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to construct a house for my parents in Africa. We already have the land. The total cost is estimated at $40000, and it is divided among my siblings and I ($10000 each). I currently have a $1000 credit card debt, and approximatively $4000 in a car loan. I am well able to make a payment to make a payment of $400/month for the life of the loan. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,158.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422289	$1,900	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422289. Member loan 422289 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,860 / month
Current employer:	National Benefit Services	Debt-to-income ratio:	23.29%
Length of employment:	7 months	Location:	West Valley City, UT

Home town:	Burley
Current & past employers:	National Benefit Services, Discover Financial Services
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I am buying an investment home. It had a recent appraisal and I'm buying it for 56% of the value. I only need this month for 2-4 months while I fix it up and then refinance and pay off this loan. I have already prequalified for the refinance. I just need to make the improvements.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,209.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422385	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422385. Member loan 422385 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Natchitoches Parish School Board	Debt-to-income ratio:	14.58%
Length of employment:	9 years	Location:	NATCHITOCHES, LA

Home town:	Alexandria
Current & past employers:	Natchitoches Parish School Board, Rapides Parish School Board
Education:	University of Louisiana at Monroe, Northwestern State University of Louisiana (NSU)

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off two credit cards that I currently have. I am currently employed by the Natchitoches Parish School Board and have been for nine years. I have very good credit and a responsible bill payer. At the current interest rates of my credit cards, I feel that I will not be able to pay them off.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,812.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422689	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422689. Member loan 422689 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	TULANE MONTESSORI HOUSE	Debt-to-income ratio:	15.55%
Length of employment:	6 years 3 months	Location:	BURLINGAME, CA

Home town:	Laguna Beach
Current & past employers:	TULANE MONTESSORI HOUSE, pinkys
Education:	Chico State

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance my wedding. I have near perfect credit and have never been late or missed any of my payments, my fiance will be helping with payments as well. thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,450.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422701	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422701. Member loan 422701 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	FBI	Debt-to-income ratio:	22.61%
Length of employment:	19 years 10 months	Location:	Bowie, MD

Home town:	Bowie
Current & past employers:	FBI
Education:	Anne Arundel Community, University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am working hard to eliminate credit card debt. I am working hard on paying them off one at a time and would like to eliminate and payoff with a lower rate if possible.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,723.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422740	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422740. Member loan 422740 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,606 / month
Current employer:	University of Philadelphia	Debt-to-income ratio:	13.03%
Length of employment:	4 years 4 months	Location:	Philadelphia, PA

Home town:	Salem
Current & past employers:	University of Philadelphia, University of North Carolina at Chapel Hill
Education:	University of Richmond, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

After a painful separation from my husband in 2005 and subsequent divorce, my previously modest spending habits changed for the worse for a couple of years. I am now back in a stable life situation and very much want to get my financial situation under control. I'm paying mainly interest on three credit cards and it's prohibiting me from saving much money at all, though I am managing to put a small amount into a savings account and my Roth IRA each month. With a personal loan I'll pay off the credit cards and cancel all except for one which has a maximum limit of $4,000 and a low APR and which will be used only for emergencies. I have a good, stable job with the University of Pennsylvania and even got a modest raise this year (significant, considering the shape of the economy). I've cut my spending in recent months by sharing an apartment - reducing my rent and the amount I spend on utilities. I have a budget that I'm sticking to for groceries and other household needs. I invest fully in my employee's matched retirement plan and take advantage of the pre-tax healthcare expense account. A personal loan would enable me to put money aside for my future, a house, a wedding, children, eventual retirement - all of these things seem impossible if I can't responsibly get rid of the debt I have accumulated. Thank you so much for your time, Heather Simmons

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422839	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422839. Member loan 422839 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Brinson Benefits	Debt-to-income ratio:	14.17%
Length of employment:	1 year 3 months	Location:	Mesquite, TX

Home town:	Mesquite
Current & past employers:	Brinson Benefits, Strategic Employee Benefit Services
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards which were all 0% APR that are now moving out of the introductory APR period. I have used them for medical bills but since cancelled all 3. So they are not in use. I would like to consolidate these three credit cards to alleviate the stress of mulitple bills and different levels of accruing interest. I currently pay approximately $750 a month towards these debts and would also like to lower my total monthly paypment to debt so that I may put money toward other investments.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,058.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422847	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422847. Member loan 422847 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	19.76%
Length of employment:	7 months	Location:	Vashon, WA

Home town:	Jersey City
Current & past employers:	Whole Foods Market, Target, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

Been recently promoted to an annual salary of $103,000 with quarterly bonuses. Would like to consolidate my debt and get rid of it once and for all.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	68
Revolving Credit Balance:	$22,512.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422911	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422911. Member loan 422911 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	self employed	Debt-to-income ratio:	20.73%
Length of employment:	1 year	Location:	Pinedale, WY

Home town:	Worland
Current & past employers:	self employed, Utah State University
Education:	University of Wyoming

This borrower member posted the following loan description, which has not been verified:

Attempting to secure a loan for a class 8 truck for use around small ranch

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,993.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422979	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422979. Member loan 422979 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Frito Lay	Debt-to-income ratio:	17.46%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:	Mckeesport
Current & past employers:	Frito Lay, Kellogg Co., Merrill Lynch
Education:	Belmont Abbey College, Aurora University

This borrower member posted the following loan description, which has not been verified:

Hello, I am very much trying to secure a loan for the consolidation of some small debts, to pay for my wedding, and to build my credit so we can eventually buy our first house. I chose Lending Club because Lending Tree referred this company, and both are names that I trust. I am 26 years old, I am very responsible and always make my payments on time. I have worked hard to build my credit. I have a steady job with a very well known company (FritoLay-PepsiCo). I just started this position about 2 months ago as I moved to Minneapolis from Chicago, IL. In Chicago I was working for Kellogg Co. for over 2 years, and I also hold 2 years at Merrill Lynch (the division closed so I had to find another job). I am in Finance and am working toward finishing my MBA. I truely need this loan because as it stands, I won't be able to have a wedding. It's not going to be ultra expensive, but weddings these days are expensive in and of itself. This loan would also give me a fresh start as well as build my credit. I have never taken out a loan, but feel as though this would be a great foundation to build upon in my new married life. Please take this application into consideration.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,467.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423044	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423044. Member loan 423044 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Baylor Medical Center at Garland	Debt-to-income ratio:	7.67%
Length of employment:	2 months	Location:	Dallas, TX

Home town:	Garland
Current & past employers:	Baylor Medical Center at Garland
Education:	Baylor Radiologic Allied Health School, Brookhaven College, Richland Community College

This borrower member posted the following loan description, which has not been verified:

If I am approved for a loan I would use the money to pay off the debt that I have acquired while in school. I have finally finished school and am currently working at the same hospital that I have been working at for the past 12 years. I have already paid off my car and am renting an apartment and would really like to buy a house. I recently got engaged and we would like to start over with a clean slate.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,106.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423064	$11,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423064. Member loan 423064 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Solutions Logistics	Debt-to-income ratio:	14.97%
Length of employment:	1 year 8 months	Location:	Columbia, SC

Home town:	Green Bay
Current & past employers:	Solutions Logistics, Barnes & Noble, Packerland Mortgage
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I will be rolling my high interest credit cards into this lower interest loan. My credit card balances went up when my fiance lost his job. I got a second job to cover things, but was unable to keep up with expenses without the credit cards. He's since gotten a job, we've put the cards in the freezer, and I've kept the second job to pay down debt. The credit card companies keep raising my rates, however, and I need a solid way to pay them off. I'll also be using $4200 to buy a used vehicle, as mine has 130k miles, and I was told it won't last much longer. I have 5 1/2 years of credit history with no late payments. I currently pay 400-450 toward my credit cards each month. This loan would be that same amount, so I already know it fits my budget.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,900.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423075	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423075. Member loan 423075 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	State of California	Debt-to-income ratio:	9.97%
Length of employment:	4 years 10 months	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

I am full time employee with the state of California and my job is secured. I have loans due to my education and other and would like to consolidate for a better rate. I have an awesome credit history and will pay prompt and above the monthly allocated amount. I am a honest person and need assistance now to pay off my loans in another 18 months. Thanks. Michael S.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$78,250.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423173	$20,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423173. Member loan 423173 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	Fusion Wines & Spirits	Debt-to-income ratio:	16.53%
Length of employment:	2 months	Location:	Fanwood, NJ

Home town:	Biloxi
Current & past employers:	Fusion Wines & Spirits, Argo Turboserve Corporation, LVI Environmental Services
Education:	Monmouth College, The College of New Jersey

This borrower member posted the following loan description, which has not been verified:

I have bought a liquor store that I am converting it into a wine store. I am looking for a loan to remodel the store. The store is located next to an upscale grocery store that does not have a liquor license. The current clientele of the grocery store does not shop at the liquor store due to lack of quality wines and the environment. I am fixing the wines by bringing in unique and quality wines for a very reasonable price and now need to fix the store.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157,772.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423190	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423190. Member loan 423190 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	La Frontera Center	Debt-to-income ratio:	4.17%
Length of employment:	4 years 10 months	Location:	Tucson, AZ

Home town:	England
Current & past employers:	La Frontera Center
Education:	University of Arizona, Arizona State University

This borrower member posted the following loan description, which has not been verified:

I'm in the process of buying a 1980 double wide (1500+ sq ft) mobile home in a park. Seller willing to carry 1/3 - 1/2 of asking price ($31K), but would prefer cash. I am able to pay $18K from my own funds, need to borrow $10K, so I can negotiate cash purchase for $28K total. My credit score is good, willing to use the mobile home as collateral if lender wants to do so.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423192	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423192. Member loan 423192 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Hamilton County	Debt-to-income ratio:	22.65%
Length of employment:	4 years 10 months	Location:	Ludlow, KY

Home town:	Cincinnati
Current & past employers:	Hamilton County
Education:	University of Cincinnati-Main Campus, Thomas More College

This borrower member posted the following loan description, which has not been verified:

We have been paying down all revolving debt and would like to eliminate our credit card balances as soon as possible. I have been been employed without break with the same employer for the last 22 years. I have a masters degree and own my own home.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,943.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423311	$11,800	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423311. Member loan 423311 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Classic Elite Yarns	Debt-to-income ratio:	1.99%
Length of employment:	4 years 6 months	Location:	Reading, MA

Home town:	Dracut
Current & past employers:	Classic Elite Yarns, CVS Pharmacy
Education:	Massachusetts College of Art

This borrower member posted the following loan description, which has not been verified:

I am hoping to purchase this house-to-go: http://www.lodge-on-wheels.com/ This house-on-the-go is intended to fill the role of an RV. According to the originator, this unit is "built better than most RV's. They fully expect these houses to be around 50 years from now, looking better than ever." The unit includes a dual-braking sustem, that fully integrates with the truck's braking system. Safety is the prime concern. I have excellent credit, with a score around 770. I have a secure full time job, making around $35,000 each year and have an excellent record of paying bills on time. I just recently finished paying off a $26,000 vehicle loan a year prior to the end of the loan period. I know I would be an excellent candidate for receiving a loan such as this. Thank you very much for your time and consideration. I very much look forward to working with you. Kristen :)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,234.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423321	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423321. Member loan 423321 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Jonathan Strauss	Debt-to-income ratio:	0.66%
Length of employment:	12 years	Location:	Lynnfield, MA

Home town:
Current & past employers:	Jonathan Strauss
Education:

This borrower member posted the following loan description, which has not been verified:

I work, sleep, and repeat 6 Days a week. I'm the Third generation of a family owned business, but I'm family so I get paid a very meager salary. When I buy a product I look towards the long term value, I've had the same bed all my life, I've outgrown it. My choice is a Hastens. 1. The Warranty 2. The heat/moisture wicking effect of the horsehair fill 3. Hand Craftsmanship 4. Built to last, modern mattresses tend to use a foam that degrades very quickly In my parents case less than a year, that creates a sag, warranty was not honored. Hastens are known to last over 50 years.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$565.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423349	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423349. Member loan 423349 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Self employed	Debt-to-income ratio:	6.33%
Length of employment:	4 years 6 months	Location:	San Bruno, CA

Home town:	Dudley
Current & past employers:	Self employed, Wells Fargo
Education:	Dudley College

This borrower member posted the following loan description, which has not been verified:

I ran my own company for 6 years and sold it in 2006. I am now looking to purchase a small yet profitable company and build and grow this business to the point of selling.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423436	$15,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423436. Member loan 423436 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Command Alkon, Inc.	Debt-to-income ratio:	18.66%
Length of employment:	3 years 6 months	Location:	Birmingham, AL

Home town:	Champaign
Current & past employers:	Command Alkon, Inc.
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all of my debt into one central account with a lower interest rate in order to more effectively manage my monthly budget. I am a very reliable person, always pay my bills on time and am very careful about being responsible with my credit obligations.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,514.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423544	$11,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423544. Member loan 423544 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	ABM Industries	Debt-to-income ratio:	9.32%
Length of employment:	5 years 5 months	Location:	concord, CA

Home town:	Burlingame
Current & past employers:	ABM Industries
Education:	CSU Hayward

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate 3 credit cards and 1 motorcycle loan into one bulk payment. That would make this one loan my only loan and free up extra money for savings for my first home purchase.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,827.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423560	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423560. Member loan 423560 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	ESPEYS	Debt-to-income ratio:	16.00%
Length of employment:	10 years 3 months	Location:	GANSEVOORT, NY

Home town:
Current & past employers:	ESPEYS
Education:

This borrower member posted the following loan description, which has not been verified:

I WOULD LIKE TO GET OUT FROM UNDER 2 HIGH INTEREST CREDIT CARDS, WHO'S RATE CONTINUE TO GO UP EVEN THOUGH I HAVE GOOD GREDIT SCORES AND DONT MISS PAYMENTS, AND 1 PERSONAL LOAN FOR LAST CHRISTMAS WHO'S RATE I DID NOT RELIZE WAS ALMOST 30%. PAYING MORE IN INTREST EVERY MONTH ON THIS ONE LOAN THEN PRINCIPAL. I USE TO BELONG TO PROSPER AND HAD A LOAN THROUGH THEM THAT I PAID OFF AND WAS APPROVED FOR ANOTHER BEFORE THEY CLOSED LOANING PROGRAM.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,020.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423633	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423633. Member loan 423633 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ABCLEAN Inc.	Debt-to-income ratio:	12.02%
Length of employment:	5 years 6 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	ABCLEAN Inc., PSC INDUSTRIAL SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

I took a 20,000 personal loan from bank of america as an investment in a personal business . I later found out that the interest type is recurring ( not fixed ). I need to secure another loan to pay off this debt . I look forward to a fixed interest loan at not greater than 15% . I am still pursuing my business interest . I equally have a good paying , reliable job . I will appreciate a good interst loan .Thanks

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,028.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423644	$6,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423644. Member loan 423644 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	MILESTONE REALTY & ASSOCIATES	Debt-to-income ratio:	2.57%
Length of employment:	4 years 5 months	Location:	HILLSIDE, IL

Home town:	Newport News
Current & past employers:	MILESTONE REALTY & ASSOCIATES
Education:	Chicago State University

This borrower member posted the following loan description, which has not been verified:

My company is currently located in Illinois & Indiana. We specialize in listing/selling foreclosed properties for various lenders. Due to the recent increase in foreclosures, our company needs to hire more staff to handle the inventory of properties. As the real company, we are responsible for managing the preservation of the properties, listing/selling the properties. Our company trash-out the properties, maintain the lawn & complete repairs in order to market the properties. I need an immediate loan to hire more staff to handle the influx of the new inventory, and to purchase more office equipment, and to secure an office space in Indiana, because we are currently operating in a sales trailer for a developer.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,922.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423648	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423648. Member loan 423648 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Video News Service	Debt-to-income ratio:	18.07%
Length of employment:	1 year	Location:	EL PASO, TX

Home town:	El Paso
Current & past employers:	Video News Service, KDBC-TV
Education:	El Paso Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to help fund the beginning and the material needs for a video shoot contracted with the local housing authority.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,040.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423672	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423672. Member loan 423672 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	KPMG, LLP	Debt-to-income ratio:	10.41%
Length of employment:	4 years	Location:	Westfield, NJ

Home town:	Sommerville
Current & past employers:	KPMG, LLP, SunGard Data Systems
Education:	Roger Williams University, Rider University

This borrower member posted the following loan description, which has not been verified:

Good Evening, My Fiance and I are planning our dream wedding in Florida and would like to obtain a loan to help in the payment process. I have great credit and just need cash upfront to payoff the many wedding expenses that must be paid in full in advance of the wedding. I look forward to working with you and appreciate your consideration. Thank you, Cory F. DeBias

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,406.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423681	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423681. Member loan 423681 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	lehman partners	Debt-to-income ratio:	14.58%
Length of employment:	3 years 2 months	Location:	Hialeah, FL

Home town:	Hiaelah
Current & past employers:	lehman partners
Education:

This borrower member posted the following loan description, which has not been verified:

I am getting my mouth fixed, teeth implants

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,375.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423684	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423684. Member loan 423684 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,833 / month
Current employer:	Karapet Stambulyan	Debt-to-income ratio:	2.84%
Length of employment:	10 years 2 months	Location:	Van Nuys, CA

Home town:	Yerevan
Current & past employers:	Karapet Stambulyan, Self
Education:

This borrower member posted the following loan description, which has not been verified:

My business is a 10 year business called GNG Vinyl Fencing and I am looking for a business loan to help me with a job proposal I would appriciate all the help I can get. Thank you

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,835.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423685	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423685. Member loan 423685 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Emeryville Marina	Debt-to-income ratio:	3.34%
Length of employment:	4 years 7 months	Location:	emeryville, CA

Home town:	Eureka
Current & past employers:	Emeryville Marina, marinas international
Education:

This borrower member posted the following loan description, which has not been verified:

hello, i'm the maintenance superviser at a major marina on the san Francisco bay. im looking at a 41'islander freeport sail boat to become a live aboard in the marina i have great credit but cant find a used sail boat loan or a personal loan .I pay my bills and am a upstanding person im 45 and healthy i will have no problem paying back the loan i will get free rent at the marina i work at so my expenses are very low...all i need is a chance . thank you for your time, Thomas Maloney

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,914.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423695	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423695. Member loan 423695 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	The Law Office of Brian K. Ayson	Debt-to-income ratio:	19.30%
Length of employment:	5 years 6 months	Location:	Houston, TX

Home town:	Corpus Christi
Current & past employers:	The Law Office of Brian K. Ayson, White Shaver, PC, OGM Land, Kroger, Myers, Frisby & Hirsch
Education:	Texas Tech University, Texas Southern University

This borrower member posted the following loan description, which has not been verified:

I have recently left my firm to go out on my own and start my own solo law practice. While my overhead is relatively low (rent and advertising, primarily) I would like to have a line of credit to pay myself a modest salary and cover my expenses. Money will be coming in immediately, but I need to cover these expenses and have a set salary for the first few months to budget our personal finances. I am a sixth year attorney and my credit score is above average (683) . Thanks for your help!

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	67
Revolving Credit Balance:	$26,339.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423781	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423781. Member loan 423781 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,166 / month
Current employer:	Comerica	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	PLANO, TX

Home town:	Hammond
Current & past employers:	Comerica, Financial Innovations LLC
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

Line of credti is desired

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	50
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423811	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423811. Member loan 423811 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	19.27%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Spencer Co
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Need car repairs and don't want to purchase a new car.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,017.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423928	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423928. Member loan 423928 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	15.12%
Length of employment:	14 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for funding to consolidate some credit card debt

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,405.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423936	$13,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423936. Member loan 423936 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Intrepid Control Systems	Debt-to-income ratio:	22.18%
Length of employment:	12 years 5 months	Location:	STERLING HEIGHTS, MI

Home town:	STERLING HEIGHTS
Current & past employers:	Intrepid Control Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a High rate Credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,560.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423950	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423950. Member loan 423950 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Infinity Group LLC	Debt-to-income ratio:	0.00%
Length of employment:	4 years 6 months	Location:	Ashburn, VA

Home town:	Fairfax
Current & past employers:	Infinity Group LLC
Education:	George Mason University(Under graduate), Univeristy of Maryland - College Park(Graduate)

This borrower member posted the following loan description, which has not been verified:

We need a loan to help pay for a business plan and feasibility study on a resort real estate project. The projected is located in a fast growing economy and highly desirable area. The loan will be repaid once the project has been fully funded in 3-4 months(Oct-Nov 09). Investors have already been lined up just required experienced consultant to perform business plan and feasibility study.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423971	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423971. Member loan 423971 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Otis Elevator	Debt-to-income ratio:	0.00%
Length of employment:	4 years 1 month	Location:	FLAT ROCK, MI

Home town:
Current & past employers:	Otis Elevator, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

loan used to repay a higher interest loan

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,343.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424016	$9,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424016. Member loan 424016 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	US Cellular	Debt-to-income ratio:	21.15%
Length of employment:	4 years 4 months	Location:	Forest, VA

Home town:	Greenville
Current & past employers:	US Cellular, ALLTEL Corp.
Education:	East Carolina University, Central Virginia Community College, Indiana Bible College

This borrower member posted the following loan description, which has not been verified:

I have some credit cards that are a close to their limit. I have never paid a bill late and the only reason the credit cards are so high is because my husband and I started a car dealership a year ago and used that as start up capital.... We just sold the business and am in need of purchasing an automobile for myself since I haven't had to have one in a year. I have some money to put down and will most likely not use all the requested amount. I am going to purchase the car at wholesale. Once again I have never ever been late on a bill since I had my first credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,332.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424023	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424023. Member loan 424023 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sause Brothers ocean towing	Debt-to-income ratio:	14.03%
Length of employment:	2 years 6 months	Location:	san diego, CA

Home town:	beverly
Current & past employers:	Sause Brothers ocean towing, Crounse Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought a home in Jan. and was able to use a VA loan to acquire the loan and financing, I just want to get out from under this credit card debt. I have already curbed my spending and pay the bills on time but I am not making progress. I make enough money to pay this amt, back in the three years that was stated in the info i have on your organization. I appreciate your consideration . Sincerely, Victor S. Hupp

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,504.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424061	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424061. Member loan 424061 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Memorial Medical Center	Debt-to-income ratio:	15.30%
Length of employment:	3 years 10 months	Location:	Springfield, IL

Home town:	Edwardsville
Current & past employers:	Memorial Medical Center, Vono Pharmacy, K-Mart Pharmacy, CVS Pharmacy
Education:	McKendree College

This borrower member posted the following loan description, which has not been verified:

I think that my credit report will speak for itself. I am very responsible about making my payments on time & usually try to pay a little extra every time. I am just looking for better rates so that I can get my loans payed off quicker. Thank you in advance for your help!

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$83,995.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424069	$3,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424069. Member loan 424069 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Lorig Construction	Debt-to-income ratio:	10.49%
Length of employment:	3 years	Location:	Chicago, IL

Home town:	Harvey
Current & past employers:	Lorig Construction, Fred Teitelbaum Construction
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My son is going to study abroad in Australia this upcoming year and I want to pay for his tuition and living expenses.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	4
Revolving Credit Balance:	$37,210.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 424124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424124	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424124. Member loan 424124 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	CRWRC	Debt-to-income ratio:	5.46%
Length of employment:	7 years 7 months	Location:	GRAND RAPIDS, MI

Home town:	Grand Rapids
Current & past employers:	CRWRC, Fifth Third Bancorp (f/k/a Old Kent Mortgage Company), Mid-America Leadership Foundation
Education:	Calvin College, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering this debt consolidation loan request

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,911.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424125	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424125. Member loan 424125 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Safeway Inc.	Debt-to-income ratio:	19.75%
Length of employment:	28 years 6 months	Location:	san jose, CA

Home town:
Current & past employers:	Safeway Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Have worked at same job for 28 years. Not a flight risk. Need help with mortgage payment to keep roof over head.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	78
Revolving Credit Balance:	$17,015.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424261	$20,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424261. Member loan 424261 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	NYc Transit	Debt-to-income ratio:	6.26%
Length of employment:	4 years 2 months	Location:	jamaica, NY

Home town:	New York
Current & past employers:	NYc Transit
Education:	CUNY York College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for inventory purchases for new restaurant/bar.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,623.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424264	$7,200	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424264. Member loan 424264 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	palm beach county school board	Debt-to-income ratio:	18.98%
Length of employment:	1 year	Location:	royal palm beach, FL

Home town:	West Palm Beach
Current & past employers:	palm beach county school board
Education:	university of florida

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off two credit cards $5,000 and $7,000

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$5,125.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 424281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424281	$14,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424281. Member loan 424281 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,833 / month
Current employer:	cleveland plain dealer	Debt-to-income ratio:	4.71%
Length of employment:	2 years 7 months	Location:	strongsville, OH

Home town:	Detroit
Current & past employers:	cleveland plain dealer, Pace & Partners
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to acquire an established locksmith business in a densely developed neighborhood. This has been a neighborhood business since the 1960's. Included is the turn-key business that caters to local landlords and auto dealers and the mixed-use real estate that consists of a retail store front and a residential bungalow house. The requested loan amount is 10% of the business aquisition price. I have the same amount in reserves for emergency use.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,629.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424291. Member loan 424291 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,053 / month
Current employer:	Automotive Finance Corporation	Debt-to-income ratio:	19.57%
Length of employment:	8 years 4 months	Location:	Chandler, AZ

Home town:	Indianapolis
Current & past employers:	Automotive Finance Corporation, Fifth Third Bancorp
Education:	University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards and 1 personal loan each with small balances that I am looking to consolidate and get paid off in a more timely and responsible fashion. I would like to get 1 loan to pay all of these small debts off and get out of debt for good. I have a great credit score (last I checked it was close to 800) and have never missed a payment on any repayment plan, from department store cards, to major credit cards, to auto and personal loans, to a first and second mortgage. Being able to pay one lower monthly payment would not only make paying bills easier, it would allow me to pay down my debt substantially faster.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,091.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424298	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424298. Member loan 424298 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Tufts Medical Center	Debt-to-income ratio:	11.35%
Length of employment:	10 years 4 months	Location:	Danvers, MA

Home town:	Chatham
Current & past employers:	Tufts Medical Center, Queens Medical Center
Education:	St Clair County Community College

This borrower member posted the following loan description, which has not been verified:

I was lucky enough to find a new home in the price range I felt that I could afford. Negotiating a loan was difficult as my purchase is a town home with only 25% sold and all lenders wanted 20% down. I was able to negotiate a mortage for 10% down which came to 29400. I have paid 15000 already and am looking for the rest of the down payment. When I moved to Ma 10 years ago I never thought I would ever own property here, but I have found a great place. PS the mortage payment is less than the rent that I pay now. Thank-you

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,831.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424311	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424311. Member loan 424311 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Physician & Midwife Collaborative Practice	Debt-to-income ratio:	0.00%
Length of employment:	1 year 1 month	Location:	Alexandria, VA

Home town:	Houston
Current & past employers:	The Physician & Midwife Collaborative Practice, The Home Depot
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a used car from a friend who is about to purchase a new car. It is not some random private seller so I have peace of mind in their word on condition. In my mind the best new cars are used cars as new cars depreciate quite quickly. (within 6 years a car will have depreciated 60% of its value)

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,924.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424334	$14,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424334. Member loan 424334 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	R.H. Donnelley	Debt-to-income ratio:	22.14%
Length of employment:	2 years 4 months	Location:	Overland Park, KS

Home town:	Neptune
Current & past employers:	R.H. Donnelley, First Horizon Home Loans
Education:	Missouri State University, University of Missouri - Kansas City

This borrower member posted the following loan description, which has not been verified:

I am seeking $14,000 to consolidate and reduce my rate of interest on two credit card balances, currently at 17% and 29%. I am a 35-year-old professional with an excellent employment history and good credit (no 30-day delinquencies or collection activity). I would most likely qualify for another balance transfer credit card, but I want to eliminate my use of credit cards. I am looking for a 36-month loan at no more than 15% interest, as I would like to keep my payment in the range of $450/month. I am willing to provide full documentation of income and other monthly expenses and allow direct disbursement of loan funds to my credit card accounts. I would also agree to set the loan up on automatic ACH payments.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	40
Revolving Credit Balance:	$14,180.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424360	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424360. Member loan 424360 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	GPX Realty Partners	Debt-to-income ratio:	17.59%
Length of employment:	3 years 1 month	Location:	Philadelphia, PA

Home town:	Birmingham
Current & past employers:	GPX Realty Partners, Toll Brothers
Education:	University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two credit cards at a lower rate.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,155.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424419	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424419. Member loan 424419 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,125 / month
Current employer:	Sales consults of laurel park inc	Debt-to-income ratio:	13.53%
Length of employment:	12 years 2 months	Location:	Novi, MI

Home town:
Current & past employers:	Sales consults of laurel park inc
Education:

This borrower member posted the following loan description, which has not been verified:

exec credit looking to update my kitchen. seeking an unsecured personal loan or line of credit. 777 credit score, home owner and long term job.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,965.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424471	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424471. Member loan 424471 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	AIReS	Debt-to-income ratio:	5.40%
Length of employment:	16 years	Location:	Danbury, CT

Home town:	Pittsburgh
Current & past employers:	AIReS
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I earn $250,000 per year, verifiable. Secure employment with ownership share. Been with my company 16 years. Need the loan to consolidate debt after recent divorce. Excellent payment history, FICO score is 660 due to credit cards, once I pay them off I will be in the 730-770 range according to Equifax and I am reliable and dependable to pay all debts. No negative accounts in the last 5 years.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,356.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424513	$7,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424513. Member loan 424513 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,310 / month
Current employer:	ASCAP	Debt-to-income ratio:	13.68%
Length of employment:	1 year	Location:	huntington station, NY

Home town:
Current & past employers:	ASCAP
Education:	SUNY College at Oneonta, SUNY College at Cortland

This borrower member posted the following loan description, which has not been verified:

Need a loan to pay all my credit cards and pay one single monthly payment.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,635.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424625	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424625. Member loan 424625 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,467 / month
Current employer:	The Vanguard Group	Debt-to-income ratio:	17.37%
Length of employment:	9 months	Location:	NEWARK, DE

Home town:	Newark
Current & past employers:	The Vanguard Group, Keystone Helicopter, The Shodor Foundation
Education:	Delaware Technical and Community College-Stanton-Wilmington

This borrower member posted the following loan description, which has not been verified:

I have two credit cards; one from Bank of America and one from Chase. One is at an APR of 18% and another at 30% I'm hoping to roll these into a single loan, make payments of approximately $1100 a month over the next 12 months. I'm hoping to make debt management easier and APRs lower. I've got a steady job making $40,000 a year, have no liabilities for housing or utilities, and have pretty good credit.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,391.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424644	$14,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424644. Member loan 424644 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Dr Wan	Debt-to-income ratio:	6.71%
Length of employment:	10 years	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Dr Wan
Education:

This borrower member posted the following loan description, which has not been verified:

Hope you well I would like to apply for that amount and also i would like to find out if there is a pre-payment penalty if i can pay it off around 12 or so. I'm buying bedding items from a foreign company that is already sold to my buyer here in Florida. so the money will be in a cycle for about a year or so. And in the future i can request for more and you guys can help me more and more. We buying 20,000 worth of products and once it is in florida we collecting $15,000 cash right away COD and the other 5 will be within 2-3 weeks. but i'm planning to continue doing it for about a year or so then pay it off and hopefully come back and ask for more and so forth. Thank you so much for working with me and i do appreciate the opportunity.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$16,826.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424676	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424676. Member loan 424676 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,113 / month
Current employer:	City of Seattle	Debt-to-income ratio:	24.54%
Length of employment:	5 years 1 month	Location:	Seattle, WA

Home town:
Current & past employers:	City of Seattle
Education:	Georgetown University, New York University (NYU) School of Law

This borrower member posted the following loan description, which has not been verified:

I've got a BOA credit card that just reset to 19.99%, and I'd like to pay it off with a fixed rate, fixed term loan. I'm a professional ethics advisor for a large organization. I've got a six-figure income, and I've never been delinquent on a loan in my life. I made the mistake about a year ago of paying down some balances with a card that had a year-long zero-percent teaser rate. I assumed I could talk down the rate when it reset, but I had no luck when I talked to BOA a while back. I don't want to get back on the teaser rate treadmill, but would like to cut my interest payments with a fixed-rate, fixed-term loan.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,544.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424737	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424737. Member loan 424737 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Waltax Services	Debt-to-income ratio:	4.59%
Length of employment:	8 years 6 months	Location:	Ashland, MA

Home town:
Current & past employers:	Waltax Services, Smartech Computers
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there, I'm looking to consolidate a couple of credit cards and use the remainder to purchase a newer pre-owned vehicle, I have good credit, never been late on any payments, I have approximately $6k in credit card debt, one of which has an APR of 23%, BOA decided to increase their rates before the new credit card law goes into effect. If any questions feel free to ask. Thanks!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,784.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424744	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424744. Member loan 424744 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	LSI	Debt-to-income ratio:	12.40%
Length of employment:	1 month	Location:	Oak Grove, KY

Home town:	Muncie
Current & past employers:	LSI, L-3 communications Iraq, U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hi my name is chris and I have a family of four moving from Fort Campbell Ky to Washington state because of a job i recently got. We are in need of a loan to cover deposit and our car transportation. I will be receiving $100 a day in per diem once I show up on my first day on the 13th of July. I have a letter of acceptance also if you need. I will be making 26 hr also. My cell phone number is 931-216-0764, email is llennon732001@yahoo.com.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$407.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424783	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424783. Member loan 424783 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Harris	Debt-to-income ratio:	7.09%
Length of employment:	5 years 6 months	Location:	Melbourne, FL

Home town:	Little Rock
Current & past employers:	Harris
Education:	University of Phoenix-Online Campus, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I need a personal of 5K to help retire and restrucutre personal debt. I will use the 5k to pay off a 401k loan and credit card. With money saved I will pay down remaining debt and this loan all wiithin 3 years time

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,908.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424811	$22,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424811. Member loan 424811 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.25%
Length of employment:	9 months	Location:	Princeton, NJ

Home town:	Montague
Current & past employers:	Self Employed
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to get the more popular styles of dresses from my collection produced in volume. Three styles will be produced. One style in sizes 0-14. The other two styles will be produced in sizes xs-xl. I will have 100 garments made in each style since this is the minimum amount to get a significant discount on the labor. This makes each garment much more profitable than producing in small quantities. Only styles with proven sales volumes over the past year at my retailers will go into production. The garments will be used to increase inventory at my dedicated retailer where my brand has been placed for the past year. I will also be expanding my sales with the new production volumes at a young designers market where many of my designer colleagues from FIT have been highly successful making a living. It's a place in NYC and other major metropolitan areas where regular customers, buyers for stores and stylists frequent, looking for inventory, the hottest new designers, and impulse buys. A secondary use for the additional production will be to build inventory for my sales rep. Armed with inventory, my sales rep and I will be able to engage Just In Time only retailers; with many retailers now switching to immediate delivery as a condition of placing orders due to the current economy (vs. long-term orders). Finally, the loans and new productions overall purpose is for me to be able to expand my business to a mid-volume designer brand in the near term. My website very recently started featuring direct online sales. A small percentage has been budgeted for a carefully planned PR and marketing campaign. I have developed my line and my skills to create garments for a target market of people in their 20's and 30's who want wearable showstopping fashion. My clothing sells well to people in NYC, and I am looking to expand through my sales rep and direct marketing to cities such as Miami, L.A., and Las Vegas. I design evening wear in styles that are seasonless so the inventory does not have a specific shelf life and will continue to be marketable through the year. I am choosing colors that are proven, and colors that will be good through various seasons.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,067.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424873	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424873. Member loan 424873 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Global Credit Services	Debt-to-income ratio:	8.89%
Length of employment:	4 months	Location:	Brooklyn, NY

Home town:	New York, NY
Current & past employers:	Global Credit Services, XL Capital Assurance
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Interested in getting a better interest rate and terms.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$20,636.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424881	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424881. Member loan 424881 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	carrerstaff unlimited	Debt-to-income ratio:	9.19%
Length of employment:	3 years 6 months	Location:	cerritos, CA

Home town:	Cerritos
Current & past employers:	carrerstaff unlimited, career staff unlimited, as a Physical Therapist
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

i need some money to make my home safer for my baby.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,204.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424882	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424882. Member loan 424882 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,388 / month
Current employer:	jehle-halstead, inc.	Debt-to-income ratio:	6.52%
Length of employment:	2 years 1 month	Location:	Pensacola, FL

Home town:	Pensacola
Current & past employers:	jehle-halstead, inc.
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate several high interest credit cards into one payment so that my wife and I can not only benefit from the interest savings, but also have a plan to repay our debt within a short amount of time. The majority of this debt was accumulated during our college years (stupid kids), with the remainder of the load being formed from wedding expenses. During those times, neither of us had a well paying job, so the debt was hard to avoid. Now we are both employed - myself as a Civil Engineer with the same company for over two years; my wife as a Social Worker with the same company for over a year. Both of us have recently had our performance reviews and our jobs are secure. We would like to address our debt issues before we start a family. That is why we are here. Thank you for your help and contributions!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,372.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424904	$3,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424904. Member loan 424904 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	HFF LP	Debt-to-income ratio:	5.06%
Length of employment:	3 years	Location:	BOSTON, MA

Home town:	Philadelphia
Current & past employers:	HFF LP, Ritz-Carlton Hotels
Education:	MBA - Babson College, BS - University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidating credit cards used for home improvements made between 2008-2009. The home was appraised in 2009 for $15,000 greater than what was paid in 2008 due to these improvements.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425079	$7,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425079. Member loan 425079 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	General Electric	Debt-to-income ratio:	11.69%
Length of employment:	2 years 2 months	Location:	Milwaukee, WI

Home town:	Chicago
Current & past employers:	General Electric
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the remaining balance on my car loan ($3200) and my dental work loan ($2700) and a high rate credit card ($1700). All of my monthly payments are large and would like to minimize my payment so that I can apply it to my credit card debt. I have made poor decisions with my credit cards in the past, but have not used them in about 1 year. I'm trying to get my finances back and track and could use your help. I am an engineer and have a strong job and income. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,133.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425084	$9,600	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425084. Member loan 425084 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Fry's Electronics	Debt-to-income ratio:	8.32%
Length of employment:	1 year 8 months	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Fry's Electronics, Lake Casitas Municipal Water District, Freelance Artist/Designer
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

Hello all, I have been a freelance artist and designer for the past 8 years. I have also been working in Customer Service for the last two years and I am looking to start a business in a genre I greatly enjoy; gaming. I am looking to start a video game store/arcade/lounge/pc cafe in Ventura County. We feel that there is a hugely untapped market in our community. We know of many, many, many people who drive as much as an hour and a half out of town every Friday and Saturday night to visit the nearest 'good' arcade. We also have noticed the interest in classic video games on the rise. Our store will carry all the latest and greatest systems and games, but we will also accept for trade-in and sell classic and collectible games as well. We will also sell trading card games and cards, as well as many video game related merchandise such as apparel, accessories, even video game themed snack foods. We will also have a video game arcade with popular machines such as Dance Dance Revolution and Street Fighter 4, as well as classics such as Pac Man, Tetris and a Super Mario Bros. Pinball machine (Already in my possession). We also plan on having a PC Gaming and Console gaming areas, where for a small hourly fee, customers can play games on our consoles and PCs. The nearest local PC cafe would be our only competition for miles, and their computers literally haven't been updated since the place opened three years ago. We will have a T1 internet connection hooked up to all of our computers for lightning fast gaming and browse. Our consoles will already be hooked up for network play. We plan on selling advertisement space on custom made cabinets made for the consoles. We will be available for private parties and events. This loan I am requesting is going to be used to secure a location, purchase product to sell for the store, purchase our first PCs and software licenses for the PC Cafe. We hope to reach ten PC's after three months and start adding our full arcade machines within the first six months. I have a 23 page business plan written that I can provide upon request, including screenshots of the website (I didn't think people wanted to read a full 23 pages on this website so I shortened it up!)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,114.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425187	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425187. Member loan 425187 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Chandler, AZ

Home town:	Los Angeles
Current & past employers:	Starbucks Coffee Company, Target Corporation, Gap Inc.
Education:	Arizona State University (ASU)

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a student loan for the 2009-10 academic year. Unfortunately, I do not qualify for any loans or grants through the government because my parents "make too much money." However, my parents will not support me during my education journey. I do have a full-time job, but it won't be enough to pay for all of my education expenses. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425200	$7,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425200. Member loan 425200 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	HMS Host	Debt-to-income ratio:	6.93%
Length of employment:	2 years	Location:	CALLAHAN, FL

Home town:	Jacksonville
Current & past employers:	HMS Host
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

thank you for approving me

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,299.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425214	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425214. Member loan 425214 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Myxer Inc.	Debt-to-income ratio:	19.45%
Length of employment:	1 year 6 months	Location:	Nashua, NH

Home town:	Huntington
Current & past employers:	Myxer Inc., Cyphermint, Inc.
Education:	Coleman College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate debt and make a couple of improvements to my home. Best Regards

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,606.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425235	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425235. Member loan 425235 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	SFBR	Debt-to-income ratio:	13.79%
Length of employment:	2 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	SFBR, A&M
Education:	Texas A&M

This borrower member posted the following loan description, which has not been verified:

Capital One recently gouged my interest rate. Would like to pay them off.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,163.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425240	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425240. Member loan 425240 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Pangea Ventures	Debt-to-income ratio:	1.51%
Length of employment:	17 years 5 months	Location:	NEWNAN, GA

Home town:	Sussex, England
Current & past employers:	Pangea Ventures, British Island Airways (flight attendant) 1975-1990
Education:	Brinsbury Agricultural College (various animal care courses)

This borrower member posted the following loan description, which has not been verified:

Hello I have owned and operated a rental property management company since 1992. For the last year, one of the properties that I have been managing has been a duplex consisting of two, 2 bedroom apartments in East Point Ga ( a suburb of Atlanta). The owner is going through a bankruptcy and as a result is forced to sell. After negotiating with the mortgage company they have elected to accept 18,000 as full satisfaction of their mortgage! My contract to purchase this property for that amount has been approved and is cleared to close. Even in the present real estate market, the property is easily worth 90,000. The property is rented to two longstanding good tenants and produces an income of 1100 per month (after taxes and insurance are paid). I intend to keep the property free and clear, not refinance, and hold it as part of my retirement. I intend to use the rental income from the property to repay this 18000 loan ahead of schedule. Thank you.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,403.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425322	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425322. Member loan 425322 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Penguin Windows	Debt-to-income ratio:	8.30%
Length of employment:	4 months	Location:	CLACKAMAS, OR

Home town:	Milwaukie
Current & past employers:	Penguin Windows, Quality Skylight and Sunroom Install, Pro Scape Landscaping, McCord Family Painting, Exercise Equipment NW
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

This is a loan request to pay of existing 4500 credit card through Wells Fargo and a 500 dollar payday advance from First Delaware Bank. recently started new job at Penguin Windows with 6 figure earning potential.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,766.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425348	$4,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425348. Member loan 425348 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,290 / month
Current employer:	Mason County Title	Debt-to-income ratio:	6.69%
Length of employment:	16 years 11 months	Location:	Allyn, WA

Home town:	Bremerton
Current & past employers:	Mason County Title, LandAmerica Transnation Title and Land Title Company of Kitsap County
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to payoff credit cards, hospital bills and put a portion into an HSA account to prepare for future medical bills in light of change in health coverage.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,374.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425403	$20,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425403. Member loan 425403 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Timken	Debt-to-income ratio:	17.45%
Length of employment:	13 years 1 month	Location:	Boiling Springs, SC

Home town:	Spartanburg
Current & past employers:	Timken
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

Basically, I am looking to pay off all our credit card. I'm a family man who has been working for the same company for 10+ years. I have taken over our finances by having daily family conversations, closing accounts or lowering limits and cutting up credit cards. I have a five year goal to get rid of all debt in order to prepare a better life for my family.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,425.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425423	$12,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425423. Member loan 425423 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	13.60%
Length of employment:	5 months	Location:	Holland, PA

Home town:	Feasterville Trevose
Current & past employers:	New York Life Insurance, Fred Beans Ford
Education:	East Stroudsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off some credit cards that are at a high interest rate right now, that I had to use when I was laid off for a few months. I have a new job for a few months now and it is going very well, and also starting a part time job on the side to make some extra money. I just got myself in a little too deep with the credit cards while I was laid off because of a few personal things that came up, with me and my family.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,740.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 425514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425514	$10,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425514. Member loan 425514 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Amarr Garage Doors	Debt-to-income ratio:	14.57%
Length of employment:	3 years	Location:	LAWRENCE, KS

Home town:	Emporia
Current & past employers:	Amarr Garage Doors, BPI - Buchingham Palace Inc.
Education:	University of Kansas Main Campus, Emporia State University

This borrower member posted the following loan description, which has not been verified:

I would save about $200 a month at 10% interest if I could get a loan approval on this. I work two jobs and don't necessarily have to but do to have a life. I have the account numbers, payoff amounts, etc necessary and am ready to become debt free. This loan would be the biggest blessing I've ever had. Thanks

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,504.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425618	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425618. Member loan 425618 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Banana Republic	Debt-to-income ratio:	12.62%
Length of employment:	2 years 4 months	Location:	CUPERTINO, CA

Home town:	taiwan
Current & past employers:	Banana Republic
Education:

This borrower member posted the following loan description, which has not been verified:

Remodel the living room to surprise my grandmother on her birthday.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425763	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425763. Member loan 425763 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	SVN Management, Inc.	Debt-to-income ratio:	5.64%
Length of employment:	2 years 7 months	Location:	Costa Mesa, CA

Home town:	Washington
Current & past employers:	SVN Management, Inc., State Street Corp.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders: I am a twenty-nine year old commercial real estate executive with a BA from the University of Southern California (2003). I have good credit with impeccable payment history. My monthly preferred payment method is via direct debit from my checking account. I am requesting this loan in order to consolidate high-interest credit card debt incurred from two medical accidents that happened during a time of career transition (without insurance coverage). I have been employed with a multi-national commercial real estate firm for over two and a half years and make $57k per year. Before beginning my career in commercial real estate, I worked for the leading bond trading firm in the nation. During the one year period of transition between the securities trading industry to the commercial real estate industry, I was actively pursuing education in commercial real estate through an institution that did not offer medical insurance. As luck would have it, I was both mugged and knocked out my two front teeth during this time. As a result, I had to finance the bills from these two accidents by charging them to my credit cards. I am now paying the price by incurring high interest from these large credit corporations. I am at a point in my life where I would like to buy a home, get married, and eventually have children. I would sincerely appreciate your help in making this dream of mine come true. Sincerely, Brendan Hope

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	38
Revolving Credit Balance:	$19,607.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425787	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425787. Member loan 425787 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Sony Computer Entertainment	Debt-to-income ratio:	23.75%
Length of employment:	1 year 7 months	Location:	ALAMEDA, CA

Home town:
Current & past employers:	Sony Computer Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

It has become apparent that the longer I have a balance on my credit cards, the more likely they are raising my interest rate. Chase just raised the interest rate on one of my credit cards from 10% to 29.99% which now makes it harder to pay off. Consolidating will put it all at one interest rate as well as paying them off so I can cut up the cards.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,149.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425824	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425824. Member loan 425824 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,083 / month
Current employer:	fords colony country club	Debt-to-income ratio:	14.21%
Length of employment:	2 years	Location:	HAMPTON, VA

Home town:	richmond
Current & past employers:	fords colony country club
Education:

This borrower member posted the following loan description, which has not been verified:

Am trying to relocate for a much better job. Just need some funds to allow me to move there and get set up.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,798.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425900	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425900. Member loan 425900 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	norton healthcare	Debt-to-income ratio:	23.50%
Length of employment:	30 years 2 months	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	norton healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some debt. Thank you

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,352.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425901	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425901. Member loan 425901 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,888 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	14.94%
Length of employment:	2 years	Location:	Richmond, VA

Home town:	Rochester
Current & past employers:	Symantec Corp., United Network for Organ Sharing, Bank of America Corp., Teksystems, Robert Half International
Education:	Clarkson University, Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

In 2005, a friend (who later became my fiancee, though it didn't work out in the end) was diagnosed with cancer. She had no medical insurance and Medicaid was insufficient. Over the next couple of years, I spent over $100,000 assisting her with medical bills. You'll be happy to know she's alive and well. Unfortunately, at that time, I was making less than $60K a year. After I burned through my savings, I accumulated tens of thousands of dollars in debt, most of it on credit cards (I had excellent credit then). Needless to say, my debt level decreased my credit score by quite a lot. After the catastrophe was over, I have continued to advance in my career and make payments on my debt. While I'm making some progress, it's going very slowly and sometimes feels like I'll never be out of debt. Still, over the past few years, I've greatly improved my credit by consistently paying on time and more than the minimum. At this point, I would like to consolidate some of my debt into a simple lower rate interest installment loan rather than multiple compound interest revolving lines of credit at higher interest rates. I'll continue to display the same tenacity in paying my debts on time, but now it will actually get me somewhere.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,449.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425906	$1,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425906. Member loan 425906 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	5.94%
Length of employment:	26 years	Location:	Mobile, AL

Home town:	Brooklyn
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Will be able to pay back total loan amount within 5 months. I need the money to help pay sons college fees. Will be receiving guaranteed funding to pay it back next month (GI Bill). Thank you for your time.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425909	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425909. Member loan 425909 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	home maker	Debt-to-income ratio:	5.38%
Length of employment:	12 years	Location:	SLIDELL, LA

Home town:	river ridge
Current & past employers:	home maker, Wells Fargo
Education:	LSU

This borrower member posted the following loan description, which has not been verified:

pay off credit cards

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,352.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 425954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425954	$10,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425954. Member loan 425954 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Interdent Corporation	Debt-to-income ratio:	15.89%
Length of employment:	1 year 8 months	Location:	Las Vegas, NV

Home town:	Montreal
Current & past employers:	Interdent Corporation, Cunning Dental Group
Education:	SJVC

This borrower member posted the following loan description, which has not been verified:

A professional, hard working Las Vegas couple seeking a loan to pay off the negative equity in our 2008 Audi TT and purchase a car with a much lower payment. Fabulous car...but because the Tahoe we traded in for it also had negative equity, the present payment is $970 dollars...it is just a continuing vicious cycle! With the rest of the loan, we will pay down our credit debit...of which the average rate has been calculated to be approximately 17.5%. He is a licensed Registered Dental Hygienist (CA and NV), working for a large dental corporation. She is an dental insurance coordinator for a specialty dental group. He has a high credit FICO score of 737...with a mid score of 703. She has a high credit FICO score of 715...with a mid score of 703. We earn a great monthly wage. We are conscientious and meticulous and look forward to a mutually beneficial loan arrangement/agreement.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,705.00	Public Records On File:	1
Revolving Line Utilization:	78.90%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 426031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426031	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426031. Member loan 426031 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Mann's Chrysler	Debt-to-income ratio:	8.80%
Length of employment:	1 year	Location:	Paris, KY

Home town:	Paris
Current & past employers:	Mann's Chrysler, Hatfield Chrysler, AutoZone Inc.
Education:	Bluegrass Community Technical College

This borrower member posted the following loan description, which has not been verified:

*The automotive mechanic industry requires mechanics to purchase their own tools. In order to move up to the next mechanic level and receive more pay, I am in need of several new technology tools. I will be glad to list these if necessary. *I need to use approximately $5000 to replace the air conditioning and furnace in my house. *Additionally, I would use the funds to pay off my toolbox (loan of $3500) and have just one payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426037	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426037. Member loan 426037 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Spacenet Inc.	Debt-to-income ratio:	2.54%
Length of employment:	8 years 9 months	Location:	Smyrna, GA

Home town:	Knoxville
Current & past employers:	Spacenet Inc., Spacenet Inc.
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit cards and other debts into one payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,809.00	Public Records On File:	1
Revolving Line Utilization:	26.30%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426042	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426042. Member loan 426042 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Marque Perry	Debt-to-income ratio:	0.13%
Length of employment:	5 years	Location:	Brookfield, IL

Home town:	Chicago
Current & past employers:	Marque Perry, NBA, and now Over Seas yearly contracts
Education:	Saint Louis University-Main Campus

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, The purpose of the loan is remodel two bathrooms and a patio.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,853.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426047	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426047. Member loan 426047 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,334 / month
Current employer:	US Navy	Debt-to-income ratio:	8.36%
Length of employment:	4 years 6 months	Location:	TRIANGLE, VA

Home town:	Bismarck
Current & past employers:	US Navy
Education:	Naval School of Dental Assisting and Technology

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan in order to improve my new home. I want to get away from using high interest credit cards and instead use a loan with a good interest rate to pay for items. I have a good credit score and an excellent job as well as an excellent history of paying off debt. I work full time for the government as does my husband. We have both been employed by the government for over 20 years. We recently purchased a home and want to use a loan instead of running up credit cards which will negatively affect my credit score as opposed to using a loan for these purchases. Thank you for your consideration. Carmen K Taitt

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$10,319.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426065

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426065	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426065. Member loan 426065 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	ASI & Associates, Inc.	Debt-to-income ratio:	11.92%
Length of employment:	12 years 6 months	Location:	Johnsonville, SC

Home town:	Flora
Current & past employers:	ASI & Associates, Inc., Thornblade
Education:	Francis Marion University

This borrower member posted the following loan description, which has not been verified:

What I am lookinf for is the money to pay off some credit card debt so that i will be able to apply for a business loan to help my company survive these economic times.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,482.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426071	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426071. Member loan 426071 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Carol Studios Inc.	Debt-to-income ratio:	16.87%
Length of employment:	1 year	Location:	ROCKVILLE, MD

Home town:	Westminister
Current & past employers:	Carol Studios Inc., Designer Workroom, Inc.
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

Need to purchase hvac units and repair garage

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$171,018.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426076	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426076. Member loan 426076 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	Net Temp Corp	Debt-to-income ratio:	10.79%
Length of employment:	2 years	Location:	Miami, FL

Home town:	Houston
Current & past employers:	Net Temp Corp, Building Material Provider
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow money for my wedding this year in November.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,707.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426091	$5,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426091. Member loan 426091 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Pitney Bowes Management Systems	Debt-to-income ratio:	0.82%
Length of employment:	4 months	Location:	Shelton, CT

Home town:	Princeton
Current & past employers:	Pitney Bowes Management Systems
Education:	UCONN, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am purchasing a new motorcycle with the money. I've held similar loans over the past years, one for a similar purchase. The past loans were unsecured at a high interest rate, but I had no problem completing them. My credit rating is very good (>725), and I have a job with a stable monthly income that surpasses my expenses by more than double. Currently, as much as I love riding my bike, it's a smaller model, and I find it very uncomfortable. I plan on selling it when I secure a new motorcycle that fits me a little better.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$961.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426158	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426158. Member loan 426158 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Wellness Enterprises	Debt-to-income ratio:	11.24%
Length of employment:	2 years	Location:	Gainesville, FL

Home town:	Salt Lake City
Current & past employers:	Wellness Enterprises, Pinnacle Systems
Education:	Santa Fe Community College

This borrower member posted the following loan description, which has not been verified:

I'm hoping to turn my revolving credit debt into a term based loan that I'll be able to dig myself out of in a realistic amount of time. I'm sure I could ultimately pay the credit cards off myself, but a lower interest rate and a term based loan would make things much simpler, faster, and cheaper!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,469.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426199	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426199. Member loan 426199 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Middletown Chevrolet	Debt-to-income ratio:	6.83%
Length of employment:	20 years 3 months	Location:	elkton, MD

Home town:	newark
Current & past employers:	Middletown Chevrolet
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

I am currently looking to invest in an existing company here locally that supplies installs and refinishes hardwood flooring. I need this amount in order to secure some inventory, purchase equipment and use the rest as a buffer for now.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,265.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426215	$24,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426215. Member loan 426215 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Tianma Microelectronics Inc.	Debt-to-income ratio:	5.72%
Length of employment:	4 years 1 month	Location:	Monterey Park, CA

Home town:
Current & past employers:	Tianma Microelectronics Inc., Electronic Data Systems
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, I am requesting a loan to consolidate all of my credit card debts and hope to lower the interest rate and pay them all off soon. I have never defaulted on any credit card payments and have a very stable job with good income. My plan is to be debt-free in 2-3 years and purchase my first home afterward. Your consideration is highly appreciated. Thank you!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,146.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426237	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426237. Member loan 426237 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,525 / month
Current employer:	3M	Debt-to-income ratio:	3.77%
Length of employment:	2 years	Location:	Burnsville, MN

Home town:	Duluth
Current & past employers:	3M
Education:	University of North Dakota, Northwestern University

This borrower member posted the following loan description, which has not been verified:

I finished graduate school over two years ago, and have been working for two years at a large technology company. For my wife and I to be able to survive through me going through graduate school in Chicago, we had to rely on our credit cards. Now that I am done with graduate school and have considerably more income through the job I am in, we have been spending the past two years working to pay down this credit card debt. I am glad to say that we are almost half way there, but this Lending Club loan would help us get the rest of the way at a much better interest rate. Please let us know if you have any questions or need any additional information.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	49
Revolving Credit Balance:	$24,545.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426264	$6,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426264. Member loan 426264 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	NYS Dept. of Transportation	Debt-to-income ratio:	23.55%
Length of employment:	31 years 1 month	Location:	West Seneca, NY

Home town:	Buffalo
Current & past employers:	NYS Dept. of Transportation
Education:	Erie Community College

This borrower member posted the following loan description, which has not been verified:

To whom this may concern....I would appreciate your consideration for a loan of 25,000 or possibly less to consolidate the balances on three Chase Credit Cards...I have a perfect payment history and have always paid more than my minimums...I have never missed a payment...I do own a home and have a perfect payment history with that as well...I am very reliable and responsible with my budgeting...and have along history with credit in excellent standing...Recently Chase has decided to increase the minimum payment on my cards...this is not a good situation as it would cause undue hardship...This loan would certainly alleviate the situation...I am a 31 year employee with the NYS Det. of Transportation and my income is $70,000 per year...If you would like any further information, I would be more than happy to provide it for you...Thanks so much for your time and consideration....Gregory J. Ruhland

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,822.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426271	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426271. Member loan 426271 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	JB&A Distribution	Debt-to-income ratio:	13.09%
Length of employment:	2 years 6 months	Location:	San Rafael, CA

Home town:	Mt. Vernon
Current & past employers:	JB&A Distribution, Six Degree Media
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some personal loans to one monthly payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,000.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426318	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426318. Member loan 426318 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	self employed	Debt-to-income ratio:	10.92%
Length of employment:	2 years	Location:	owingsville, KY

Home town:	Owingsville
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Needing to take out a loan to help my family get through some tough financial times and get them caught back up and use some of the money myself to take care of some bills.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426322	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426322. Member loan 426322 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Self employed	Debt-to-income ratio:	20.74%
Length of employment:	2 years 4 months	Location:	Longs, SC

Home town:	Lima
Current & past employers:	Self employed, Wolverine Brass, B. Wallace & Company, McAdoo's Bar & Grill
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I will be using this money for everyday expenses while I am waiting for some other investments to mature. I would not be looking for this money if not for the $20,000 lost sale I experienced this week. I am a family man with excellent credit history and also have collateral(real estate) that I would be willing to use. I am here because my business is just over 2 years old and like most don't show real well on my returns the last 2 years. I am an excellent risk for I have owned other businesses in the past and have never been delinquint on any loan.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	27
Revolving Credit Balance:	$28,459.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426329	$2,700	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426329. Member loan 426329 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Breakers	Debt-to-income ratio:	9.17%
Length of employment:	4 years 7 months	Location:	West Palm Beach, FL

Home town:	Amityville
Current & past employers:	The Breakers, Walgreens
Education:	Suffolk County Community College, Katharine Gibbs School-Melville

This borrower member posted the following loan description, which has not been verified:

Hello! Thank you for the opportunity to tell you a bit about my situation. This loan will allow me to pay off a high interest (24% APR) credit card balance and balance on a signature loan from my bank. I am looking for the chance to have smaller payments and a much cleaner slate. I know I have made mistakes in the past with my credit, but I have worked very hard over the years to correct them. One big hit that I recieved was being a victim of Identity Theft two years ago. Even though I was able to clear the two fraudulent cards off my credit reports, having the "fraud alert" on my report has made getting any kind of a loan difficult. Even from my own bank! Thank you for your time.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,857.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426331	$6,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426331. Member loan 426331 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Macrosupplies Corp	Debt-to-income ratio:	5.03%
Length of employment:	2 years 4 months	Location:	Miami, FL

Home town:	Bogota
Current & past employers:	Macrosupplies Corp, Island Beat Marketing, Promotions & Advertising Agency
Education:	Univ. J.T.Lozano, Collge of Business & Technology

This borrower member posted the following loan description, which has not been verified:

The goal with this loan is to buy inventory of products of a new brand in the market.. This is a brand with extra ordinaries health characteristics aimed to women between 12 and 50 years old. The demand is endless, repetitive;the use of the product is a must for the target market , therefore the opportunity for a good business is here.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,881.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426332	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426332. Member loan 426332 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Environmental Management (Energy Department)	Debt-to-income ratio:	14.39%
Length of employment:	6 months	Location:	Algonquin, IL

Home town:	Liverpool
Current & past employers:	Environmental Management (Energy Department), Conestoga-Rovers & Associates
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high interest rates that I would like to consolidate down to a lower rate with this particular loan. I also would like the certainty of a fixed rate which would be provided in this case. I have a healthy credit history and have never missed a payment in my life. I am also trying to start my own business and want to free up other money in order to provide capital for it.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,722.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426375	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426375. Member loan 426375 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	12.98%
Length of employment:	3 months	Location:	North Bend, WA

Home town:	Burnaby
Current & past employers:	Farmers Insurance, Kendal Floral Supply
Education:	Skagit Valley College

This borrower member posted the following loan description, which has not been verified:

To: Our potential Dream Saver(s), My name is Matt Cook. I have been blessed with a beautiful wife and 2 fantastic daughters. My wife (Rosalie) and I were married in a house with 10 friends present. While it was memorable- it wasn't the wedding that every girl dreams of having. I promised my wife that one day she would get that wedding. That time has come... the big day is jsut 3 weeks away! We have been able to pay for almost everything, but we are finding that the last minute expenses are turning out to be a little more than we anticipated. We are seeking some help to take the worry off our shoulders- allowing us to enjoy this moment without the stresses of money being present. The $3000 we are seeking to borrow would be going towards the balance due to the caterer, the flowers (we are frugal and have decided to get the flowers from Costco), bridal hair and make-up, and the wedding favors for the guests. Please know that paying this loan back would be a top priority for me. I don't take borrowing lightly. At this moment the time is short as the balances are due in about 10 days. Your generousity would go a long way to helping me give my wife the wedding she deserves. Thank you so much for considering "lending" your assistance. Matt Cook

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,288.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426379	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426379. Member loan 426379 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Significance Dental Specialists	Debt-to-income ratio:	9.86%
Length of employment:	1 year 4 months	Location:	Las Vegas, NV

Home town:	San Mateo
Current & past employers:	Significance Dental Specialists, Desert Dental
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

The purpose here is to apply and fund for the same loan as listed under "A No Risk Loan"! I am the "she" mentioned in that note to lenders. Why, because the FICO score listed for him is listed on this site as lower than what it was when we pulled it from TransUnion. It turns out mine should be higher, hopefully translating into a lower interest rate for the loan funded! Make no mistake, the goal is the same, pay off the negative equity that we are stuck with on our 2008 Audi TT and pay down/off higher rate interest credit cards. As stated previously, we are both professionals working in the dental industry (he is a R.D.H licensed in CA and NV and I work for a specialty dental group as the Insurance Coordinator for all the groups offices). We look forward to a long and prosperous relationship with all those here in the Lending Club, initially as borrowers in good standing and then in turn as lenders helping others! Thank-you for your consideration.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,068.00	Public Records On File:	1
Revolving Line Utilization:	69.70%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426395	$4,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426395. Member loan 426395 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Children's Health Council	Debt-to-income ratio:	9.41%
Length of employment:	10 months	Location:	Santa Clara, CA

Home town:	Mexico City
Current & past employers:	Children's Health Council, Children's Hospital of Orange County
Education:	University of California-Santa Barbara (UCSB), University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am an early career professional in the field of child mental health. In September 2008, I took my first job after having completed my predoctoral internship and postdoctoral fellowship at a children's hospital. I am fortunate to have a very special signifcant other in my life but due to her job circumstances, we are currently in a long distance relationship. We have been talking about our future togher and are serious about spending the rest of our lives together. She is going to visit me at the end of August and I am determined to "pop the question." I have the time, place, and date already planned out but the only thing missing is the engagement ring. Given my monthly earnings, I will be able to pay off this loan by the end of this year.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,069.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426398	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426398. Member loan 426398 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,312 / month
Current employer:	JMO Enterprises, LLC.	Debt-to-income ratio:	15.49%
Length of employment:	2 years 1 month	Location:	Miami, FL

Home town:	Santa Clara
Current & past employers:	JMO Enterprises, LLC., University of Miami
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I would like to open a business with some colleagues to design new hardware, software and other systems since I have a degree in Computer Software Engineer. This would be a great opportunity to challenge myself and to improve my knowledge expanding my vision while earning a company's profit and revenues.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,177.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426404	$3,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426404. Member loan 426404 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	Self-employed since 1986	Debt-to-income ratio:	9.70%
Length of employment:	26 years 1 month	Location:	Chicago, IL

Home town:	Oakland
Current & past employers:	Self-employed since 1986, CBS Television
Education:	Oakland College of Court Reporting

This borrower member posted the following loan description, which has not been verified:

I am without medical insurance as a court reporter who is an independent contractor. I recently moved to reduce my expenses. That took most of my savings. I hope to pay off my credit card balance, $3500, in case of medical emergency. I am extremely responsible and put my bills and rent before anything else. I believe someone out there will help me as I have done for others in the past.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,393.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426500	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426500. Member loan 426500 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Orange County Sheriffs Office	Debt-to-income ratio:	10.64%
Length of employment:	13 years 3 months	Location:	Orlando, FL

Home town:	Washington
Current & past employers:	Orange County Sheriffs Office, US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, Thank you for taking the time to review my application. In addition to simplifying my finances by paying off credit cards and consolidating my debt into one payment, the idea of paying interest to individual investors over a short time span appeals to me. I am a professional who has been at the same employer for 13 years. I make a decent, steady income, have a low debt to income ratio, and have been responsible with my credit. I would be using the loan to pay off two moderately high interest rate credit accounts. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,759.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426522	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426522. Member loan 426522 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	East-West Medical Research Institute	Debt-to-income ratio:	12.17%
Length of employment:	1 year 11 months	Location:	Honolulu, HI

Home town:	New York
Current & past employers:	East-West Medical Research Institute
Education:	University of Hawaii at Manoa, University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

I received my BS degree in Biology from Hawaii in 2007 and after working for a few years I am going back to school to USC to pursue my Masters' degree in Health Administration. Regarding tuition, I am partially covered with scholarships and the leftover is covered by unsubsidized / subsidized loans. What I need help with is paying for the first semester while I get on my feet during the move from Hawaii to California. I will finish up at my current job at the end of the month and am searching like mad for jobs up there however I'm anticipating a need to have more in the bank than I currently have. I have tried to save up over the years however a lot of my money has been going towards personal loans for family and friends during difficult times so my savings isn't as large as I would like it to be. Currently I have little debt and am consistent with paying off all balances on time and in full. The $6,000 I am requesting will help me with rent (at least for the first semester) and to purchase a used car that I hope to keep for the duration of my 2 year program. Thanks for the consideration!

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$325.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426542	$3,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426542. Member loan 426542 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	A1 Ventures LLC	Debt-to-income ratio:	0.86%
Length of employment:	6 years	Location:	Winnsboro, SC

Home town:	Winnsboro
Current & past employers:	A1 Ventures LLC, a1venrtures, llc
Education:	Midlands Technical College

This borrower member posted the following loan description, which has not been verified:

I have an already established Auto Body and Painting business. I would like to borrow this money to expand with newer equipment and improve general shop conditons

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	71
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 426544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426544	$6,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426544. Member loan 426544 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	hospital of saint raphael's	Debt-to-income ratio:	18.10%
Length of employment:	4 years 6 months	Location:	north haven, CT

Home town:	oakland
Current & past employers:	hospital of saint raphael's, yale new haven hospital
Education:	Concordia College-Moorhead

This borrower member posted the following loan description, which has not been verified:

With the fees of credit cards I would like to close my account and cut up my card. I would like to buy off the complete balances. I don't see any other way but to live credit card free for now. The companies are raising all costs beyond what's reasonable. I am responsible with paying my bills and have been paying more than the balance due every month. I am gainfully em-ployed and luckily work in the medical field an a RN and it doesn't appear that layoffs are a fear in this area. I would like to be free of this high interest card as it seems rates just keep going up and I wonder if there is any limit to what credit cards companies can do. I don't like to use credit cards but it was there when I was the single mother of two children and emergencies came up. With the children grown now I would like to be free of this burden of debt.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	34
Revolving Credit Balance:	$14,575.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426626	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426626. Member loan 426626 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	TV One LLC	Debt-to-income ratio:	19.05%
Length of employment:	2 years 1 month	Location:	WHITE PLAINS, NY

Home town:	San Antonio
Current & past employers:	TV One LLC
Education:	Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

Good evening, This loan request is for the purpose of debt consolidation. I am currently paying finance charges on several debts that I hold. This is preventing me from aggressively paying down the balances in a good amount of time. If approved for this loan, I intend to have my debts consolidated and pay off the amount to one lender in one lump sum, thus avoid several different finance charges that add up over time. Although it will change my debt to credit ratio, I intend to close several lines of credit of the debts that I am consolidating. I feel that I would be a reliable candidate for this loan because I am employed, as well as a responsible bill payer. I am well versed on the credit system and would really like to be able to use my earnings as a means of living as well as an investment to my future. By this I mean eliminating all of the lenders I am currently paying will enable to me to aggressively pay off my debts as well as have some money for savings. I appreciate your consideration of my application and sincerely look forward to answering any additional questions you may have in regard to my application and financial history.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	66
Revolving Credit Balance:	$13,067.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426632	$1,750	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426632. Member loan 426632 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	n/a	Debt-to-income ratio:	23.65%
Length of employment:	n/a	Location:	Savannah, GA

Home town:	Macon
Current & past employers:	Pier 1 Imports
Education:	Armstrong Atlantic State University

This borrower member posted the following loan description, which has not been verified:

Want to pay off credit cards so I can can be free of credit card debt

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,385.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426670	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426670. Member loan 426670 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	AAR - Aircraft Services Miami	Debt-to-income ratio:	11.91%
Length of employment:	1 year 6 months	Location:	Miami, FL

Home town:
Current & past employers:	AAR - Aircraft Services Miami
Education:	George T. Baker Aviation School

This borrower member posted the following loan description, which has not been verified:

Hi, I am trying to consolidate my credit card debt as well as expenses from school. I have finished school for aviation and work as an Inspector at Miami International Airport. Banks tend to raise the interest rates however they please (this is no secret now because of the economy). I am very punctual and have never been late on any accounts. This loan would be greatly appreciated, Thank you very much, -Alex

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,528.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426673	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426673. Member loan 426673 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,750 / month
Current employer:	Cintas Corporation	Debt-to-income ratio:	14.67%
Length of employment:	4 years 1 month	Location:	Tulsa, OK

Home town:
Current & past employers:	Cintas Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Household income is $285,000, but with the recent changes to credit card rates, limits, and minimum payments it makes geeting out of bad card difficult.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,324.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426693	$16,750	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426693. Member loan 426693 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,400 / month
Current employer:	US Department HUD	Debt-to-income ratio:	16.48%
Length of employment:	25 years	Location:	vallejo, CA

Home town:
Current & past employers:	US Department HUD
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I'm looking to reduce our high interest rate debt into a lower payment. We own our own home and have two stable incomes with total income of $164,000.yr

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,346.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392323	$14,900	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392323. Member loan 392323 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kendle International	Debt-to-income ratio:	16.89%
Length of employment:	1 year 4 months	Location:	Thousand Oaks, CA

Home town:	Thousand Oaks
Current & past employers:	Kendle International, University of California, Los Angeles, State Farm Insurance Companies
Education:	University of California-Los Angeles (UCLA), Moorpark College

This borrower member posted the following loan description, which has not been verified:

My rationale for this loan request is that I wish to consolidate the balances of all of my high interest/balance credit cards onto one monthly payment to pay off the debt quicker. The various interest rates and paying of minimum monthly payments are not making much headway in the paying down of my debt. The use of the money will be utilized to pay off each card in full. I have been in my current job for the past year and a half. I have a good, solid track record of paying off loans in a timely fashion. My goal is to pay more than the minimum monthly payment of the loan so it can be paid down quicker. I currently feel like I am drowning in debt with no end in sight. This loan will provide a means to an end and get me back onto the correct path to financial health.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,586.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404785	$6,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404785. Member loan 404785 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,176 / month
Current employer:	local tv llc	Debt-to-income ratio:	22.98%
Length of employment:	2 years 6 months	Location:	DENVER, CO

Home town:	Pittsburgh
Current & past employers:	local tv llc, AmeriCorps NCCC
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like a loan so that I can make just one payment instead of several. I also have hope to get a lower interest rate and thus pay off my debts quicker.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,041.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412050	$15,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412050. Member loan 412050 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,694 / month
Current employer:	Associates in Family Practice	Debt-to-income ratio:	6.73%
Length of employment:	3 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	Associates in Family Practice, Auction 123
Education:	Alumni of Florida State University School of Business, Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I kept a balance on a credit card in order to save liquid assets for investment in a business. The business is doing well but Bank of America Arbitrarily raised the rate on my credit card by over 14%, so I would like to turn it into a personal loan with a fixed interest rate. I hold a finance degree, thus l am educated an consumer of loans. I am an owner of two small businesses and manage a third (My full-time employment) three including a multi-physician, multi-specialty, non physician owned medical clinic. This loan amount is well within my means to be able to repay this comfortably, I am currently paying a far higher amount monthly while I have been reducing the balance on this card. A fixed term, fixed apr loan without an early repayment penalties is very appealing after Bank of America more than doubled my variable rate without a reason. I hope I can help someone else out by providing a reliable a conservative investment, and never do business with Bank of America again. Thank You for Your Help.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,712.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413897	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413897. Member loan 413897 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Grubb and Ellis	Debt-to-income ratio:	17.30%
Length of employment:	2 years 6 months	Location:	LOS ALAMITOS, CA

Home town:	Long Beach
Current & past employers:	Grubb and Ellis, CB Richard Ellis Group
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

I have a high interest credit cards that I'm looking to consolidate into one monthly payment with a fairer interest rate. I have never missed a payment or been late on any of my accounts.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,461.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423323	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423323. Member loan 423323 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,833 / month
Current employer:	TQ Constructors	Debt-to-income ratio:	5.48%
Length of employment:	1 year 8 months	Location:	Cincinnati, OH

Home town:	Lawrenceburg
Current & past employers:	TQ Constructors
Education:	Cincinnati State Technical and Community College

This borrower member posted the following loan description, which has not been verified:

We would like to install an inground pool in our rear yard.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,141.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 424465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424465	$4,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424465. Member loan 424465 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	National Parks Service	Debt-to-income ratio:	10.56%
Length of employment:	9 months	Location:	Stanford, CA

Home town:	Anacortes
Current & past employers:	National Parks Service, Stanford Storytelling Project, Antenna Theater
Education:	Stanford University

This borrower member posted the following loan description, which has not been verified:

Greetings Lenders! I am applying for this loan because I have been accepted to a great master's program based in Stockholm, Sweden. It is a two year MFA at the Konstfack College University of Arts, Crafts, and Design. I will study with the Experience Design Group, which focuses on the study and cultivation of meaningful experiences in time. The program is a hybrid of academic-studio work, with courses in design history, philosophy, theory and criticism, as well as hands-on exploration of design ideas in a body of work. There are no tuitions or fees for the school itself, because education is subsidized in Sweden(even for international students). This loan will help me to cover the cost of living for the first year of my studies in Stockholm (approximately $900 per month). I will also work part time, and apply for more scholarships to fund the second year. Because the program is not based in the United States, and it is not one of the few programs abroad recognized by the US Board of Education, I am not eligible for standard US federal loans. I have also applied private loans from large banks, but most institutions do not have student loans for international programs. A close friend of mine recommended that I look a the Lending Club, and it seems like a great idea. Thanks in advance for your consideration. Sincerely, Bonnie Swift

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$808.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425025	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425025. Member loan 425025 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,709 / month
Current employer:	self	Debt-to-income ratio:	2.09%
Length of employment:	2 years	Location:	WEST PALM BEACH, FL

Home town:	Memphis
Current & past employers:	self, Pediatric Associates
Education:	Florida Atlantic University, Palm Beach Community College

This borrower member posted the following loan description, which has not been verified:

I am investing in a business that I do subcontract work for.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,242.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426414	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426414. Member loan 426414 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Dr. Ray Pollock and Associates DDS PA	Debt-to-income ratio:	2.36%
Length of employment:	3 years 3 months	Location:	Melbourne, FL

Home town:	Melbourne
Current & past employers:	Dr. Ray Pollock and Associates DDS PA, Dr. Harold Brooks DDS
Education:	BCC

This borrower member posted the following loan description, which has not been verified:

Buying a motorcyle for transportation to work and back to save on gas. Also for pleasure.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,583.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426591	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426591. Member loan 426591 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Wade Clark Mulcahy	Debt-to-income ratio:	11.88%
Length of employment:	1 year 3 months	Location:	NORWOOD, NJ

Home town:	Norwood
Current & past employers:	Wade Clark Mulcahy, Freiberg and Peck
Education:	Johns Hopkins University, Boston Univserity School of Law

This borrower member posted the following loan description, which has not been verified:

I am buying an engagement ring. I am single, never been married, and have no children or dependents. I am currently an attorney with a good credit history. I have never been late on any payments and have previously paid off a car loan in the past. Additionally, I never have and currently do not carry any balance on my credit cards. I have school loans that I pay monthly and only account for about 11.5% of my monthly gross income. I have no other loans or debts. I neither pay nor receive any alimony or child support. Based upon the estimated terms of the loan that were sent to me after my initial application, I would have no problem making monthly payments.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,236.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426599	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426599. Member loan 426599 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Firelake Grand Casino	Debt-to-income ratio:	17.01%
Length of employment:	1 year	Location:	TECUMSEH, OK

Home town:	Tecumseh
Current & past employers:	Firelake Grand Casino, Riverwind Casino
Education:	Seminole State College, Gordon Cooper Technology Center

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for a loan so that I can go to the DingKing institute to learn paintless dent repair. The school is $8,000 and only lasts a few weeks. Besides the $8,000 for the school I will also need some money to get me through the few weeks I will be off of work to attend the school and money to advertise which is why i'm asking for $20,000. I plan on keeping my job as a poker dealer until I can depend on paintless dent repair as my sole income. I am on track to make about $45,000 this year. I can provide pay stubs if needed. I am in good standing with the company, I have only worked for this casino for about a year but I have been a poker dealer for over 5 years. I have no fear of the recession hurting my job or the casino business. Despite hard times people still gamble the same maybe more. I have very few bills. I have a $200 house payment which I only owe about $10,000 on. I have a car payment that is $580. and a few credit cards that add up to about $5000. If you have any questions please feel free to contact me. Kevin Young, kevinsteveyoung@yahoo.com (405)620-6530

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,144.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426666	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426666. Member loan 426666 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,892 / month
Current employer:	EDG Developmet Group	Debt-to-income ratio:	7.40%
Length of employment:	8 years	Location:	HOFFMAN ESTATES, IL

Home town:
Current & past employers:	EDG Developmet Group
Education:	Architecture at the University of Reggio -Italy

This borrower member posted the following loan description, which has not been verified:

I will be using this loan amount to complete an Architectural project the I started a few months back. The money will be used to build the model and office equipment for my project. I am very responsible with my finances.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$11,855.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426749	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426749. Member loan 426749 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,292 / month
Current employer:	Deloitte and Touche LLP	Debt-to-income ratio:	22.37%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:	Toronto
Current & past employers:	Deloitte and Touche LLP, RR Donnelley & Sons
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

Use for wedding related expenses.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$3,649.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426771	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426771. Member loan 426771 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	petal schools	Debt-to-income ratio:	7.43%
Length of employment:	12 years	Location:	petal, MO

Home town:	petal
Current & past employers:	petal schools, rankin county schools
Education:	mississippi college

This borrower member posted the following loan description, which has not been verified:

I have gotten in over my head. I am a teacher, currently making about 46,000 a year, but I have gotten into some credit card debt. I am in the process of closing these accounts, so this does not happen again. I pay my bills on time, I just have too many at this time.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	3
Revolving Credit Balance:	$8,928.00	Public Records On File:	1
Revolving Line Utilization:	62.40%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426791	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426791. Member loan 426791 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,900 / month
Current employer:	Lau Associates	Debt-to-income ratio:	9.49%
Length of employment:	4 years 7 months	Location:	CLAYMONT, DE

Home town:	Wilmington
Current & past employers:	Lau Associates
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards that I want to consolidate and payoff in 3 years. I have paid more than minimum payments on all of my debts for years, paid off a car loan ($22k) in 2007. I also will receive substantial year end bonuses for the next 3 years. I have been at my job for over 4 years and have never been unemployed since I started working. My husband works full time as well. We make over 6 figures a year. I would like to buy a home in 3 years and have no debt at that time.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,653.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426795	$5,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426795. Member loan 426795 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Florida Power and Light	Debt-to-income ratio:	17.13%
Length of employment:	2 years 1 month	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Florida Power and Light
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Loan to pay for Diamond Resorts vacation ownership

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,728.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426832	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426832. Member loan 426832 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cloud 9 SuperShuttle	Debt-to-income ratio:	18.39%
Length of employment:	7 years 9 months	Location:	San Diego, CA

Home town:	Hartford
Current & past employers:	Cloud 9 SuperShuttle
Education:	Eastern New Mexico University-Main Campus, San Diego City College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate the debt on 3 credit cards and avoid the high interest rates on them, ranging from 22% to 29%. 2 cards are a product of the acquisition of WAMU by Chase, and the 3rd is the last remaining account from a divorce.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	73
Revolving Credit Balance:	$7,227.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426837	$2,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426837. Member loan 426837 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Tecolote Research, Inc.	Debt-to-income ratio:	16.30%
Length of employment:	5 years 11 months	Location:	Brighton, MA

Home town:	Doylestown
Current & past employers:	Tecolote Research, Inc.
Education:	Gettysburg College

This borrower member posted the following loan description, which has not been verified:

Hi, I am interested in lowering my APR on some outstanding debt I have on a credit card. Why pay 22% APR when you can pay less, right?? Just a little about me, I am a successful professional with a great job. I still have some outstanding debt on a loan and some small limit credit cards. These debts are a result of college expenses, as well as the first few years of my life as a professional. I really love the peer to peer lending idea and am interested in seeing if it can help me with paying of my debt at a better rate in a fixed period of time. Thank you in advance for the opportunity to help me out.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,242.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426845	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426845. Member loan 426845 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Etherton Gallery	Debt-to-income ratio:	15.94%
Length of employment:	9 years 9 months	Location:	Tucson, AZ

Home town:	Freehold
Current & past employers:	Etherton Gallery
Education:	The University of the Arts

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan will be to pay off my credit card debt. I have been using 0% interest balance transfers until now, and I think due to the economy those days are over. I am extremely motivated to pay off my credit card debt and make monthly payments with an end date in mind to be debt free. I am anxious to protect my credit score. I would be happy to answer any questions you may have and thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,002.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426858	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426858. Member loan 426858 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	The Pep Boys - Manny, Moe and Jack	Debt-to-income ratio:	13.95%
Length of employment:	10 years 5 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	The Pep Boys - Manny, Moe and Jack
Education:	Temple University, Drexel University

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off all of the high-interest rate credit cards that I have. I'm able to make the minimum monthly payment, but won't be out of debt for about 6 years. All of the cards have raised their rates and the lowest is 18.9%.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$32,678.00	Public Records On File:	1
Revolving Line Utilization:	75.80%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426881	$5,875	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426881. Member loan 426881 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Abbott Laboratories	Debt-to-income ratio:	16.01%
Length of employment:	2 years 9 months	Location:	Waukegan, IL

Home town:	Danville
Current & past employers:	Abbott Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

I want to purchase a small lot in rural Illinois. I currently live in Chicago, but will retire someday this rural area. I plan to develop and build a log cabin on the property over the years. I currently have a good career working as a Solutions Architect for a large fortune 100 company. I have an okay credit score but don't know why it's not higher than what it is because I pay all my credit card and bills on time.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,761.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426918	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426918. Member loan 426918 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	Camden County Prosecutor's office	Debt-to-income ratio:	13.93%
Length of employment:	10 years 5 months	Location:	Voorhees, NJ

Home town:	Philadelphia
Current & past employers:	Camden County Prosecutor's office
Education:	Camden County College, Hofstra University, Columbia University in the City of New York

This borrower member posted the following loan description, which has not been verified:

I've been the Information Services Manager for a large county law-enforcement agency in New Jersey for more than ten years and earn more than $94,000 a year from that position. Although my payment history is stellar and I have recently paid off some large high interest revolving credit lines and loans, as the economy has worsened and credit has further constricted, I've found myself subject to exorbitant interest rate increases on my remaining credit lines and cards. It seems that in these times, a steady employment history and a commitment to paying one's obligations are no protection from the general upheaval in the commercial lending sector. I would like to put my finances in order and reduce the amount of interest I'm paying to something more sane if possible.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	74
Revolving Credit Balance:	$9,867.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426930	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426930. Member loan 426930 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	17.86%
Length of employment:	6 years 2 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Southern Wine and Spirits, Federal Reserve System
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Looking to Consolidate a few of my credit card debts.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,330.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426963	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426963. Member loan 426963 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,472 / month
Current employer:	Independence School District	Debt-to-income ratio:	24.35%
Length of employment:	1 year 3 months	Location:	INDEPENDENCE, MO

Home town:	Trenton
Current & past employers:	Independence School District, Ability Network
Education:	Truman State University, North Central Missouri College

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt and purchase a car.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,751.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 275 dated July 14, 2009